Class N Shares | AQR Multi-Strategy Alternative Fund
Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through May 1, 2013, as discussed in Footnote No. 2 to the Fee Table on pages 1-2 of the Prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Class N Shares (USD $)	1 Year	3 Years
Class N Shares AQR Multi-Strategy Alternative Fund Class N	682	2,091